SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2004

AirNet Communications Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-28217	59-3218138
(Commission File Number)	(IRS Employer Identification No.)

3950 Dow Road, Melbourne, Florida 32934

(Address of Principal Executive Offices) (Zip Code)

(321) 984-1990

(Registrant’s Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit Number	Exhibit Title
99.1	Press Release dated January 7, 2004

ITEM 12. Results of Operations and Financial Condition

On January 7, 2004, the Registrant reported that it expects to exceed its fourth quarter revenue forecast.

A press release dated January 7, 2004 announcing this event is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AirNet Communications Corporation

By:	/s/ Stuart P. Dawley

Stuart P. Dawley Vice President, General Counsel & Secretary

Date: January 9, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated January 7, 2004